UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2012

WELLS TIMBERLAND REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53193	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2012, Michael P. McCollum provided notice of his resignation from the Board of Directors of Wells Timberland REIT, Inc. (the “Company”) to be effective June 30, 2012. Mr. McCollum resigned in order to pursue personal endeavors. Mr. McCollum did not have any disagreements with the Company on any matters related to the Company's operations, policies or practices.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS TIMBERLAND REIT, INC.

Date: April 20, 2012	By:	/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Executive Vice President, Secretary, Treasurer and Principal Financial Officer